UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2019
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 16, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,692,693,267 shares of the Company’s common stock represented in person or by proxy at the Annual Meeting, constituting 90.40% of outstanding shares on March 25, 2019, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1:    To Elect Eleven Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
John T. Casteen III	1,250,190,047	20,391,632	4,703,343	417,408,236
Dinyar S. Devitre	1,253,079,797	17,659,933	4,545,301	417,408,236
Thomas F. Farrell II	1,233,330,231	37,287,568	4,667,223	417,408,236
Debra J. Kelly-Ennis	1,265,158,996	5,587,809	4,538,226	417,408,236
W. Leo Kiely III	1,248,302,959	22,319,194	4,662,716	417,408,236
Kathryn B. McQuade	1,255,692,512	9,413,103	10,179,416	417,408,236
George Muñoz	1,229,047,358	41,828,954	4,408,719	417,408,236
Mark E. Newman	1,265,123,756	5,537,049	4,624,226	417,408,236
Nabil Y. Sakkab	1,259,316,141	11,245,769	4,723,121	417,408,236
Virginia E. Shanks	1,260,734,227	9,935,613	4,615,191	417,408,236
Howard A. Willard III	1,249,077,017	21,371,934	4,836,080	417,408,236

All director nominees were duly elected.

Proposal 2:	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019.

For	Against	Abstain
1,641,269,506	45,510,656	5,883,608
The selection of the Independent Registered Public Accounting Firm was ratified.

Proposal 3:	Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,196,478,428	69,117,802	9,657,677	417,408,236
The proposal was approved on an advisory basis.

Proposal 4:     Shareholder Proposal - Reducing and Disclosing Nicotine Levels in Cigarette Brands.

For	Against	Abstain	Broker Non-Vote
48,253,162	1,199,455,574	27,569,310	417,408,236
The proposal was defeated.

Proposal 5:     Shareholder Proposal - Disclosure of Lobbying Policies and Practices.

For	Against	Abstain	Broker Non-Vote
350,867,297	907,150,639	17,266,982	417,408,236
The proposal was defeated.

Item 7.01.    Regulation FD Disclosure.
In connection with the Annual Meeting, the Company issued a press release on May 16, 2019, in which the Company, among other things, reaffirmed its adjusted diluted earnings per share guidance for 2019. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in Item 7.01 of this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Altria Group, Inc. Press Release, dated May 16, 2019 (furnished under Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and Associate General Counsel
DATE: May 16, 2019

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